      As filed with the Securities and Exchange Commission on April 9, 2003

                                                REGISTRATION NO. 333-
==============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           ----------------------

                                  FORM S-3
                        REGISTRATION STATEMENT UNDER
                         THE SECURITIES ACT OF 1933

                           ----------------------

                           ALLEGIANT BANCORP, INC.
           (Exact name of registrant as specified in its charter)

                           ----------------------

   MISSOURI                  10401 CLAYTON ROAD            43-1262037
(State or other          ST. LOUIS, MISSOURI 63131      (I.R.S. Employer
jurisdiction of                (314) 692-8800          Identification No.)
incorporation or            (Address, including
 organization)                 zip code, and
                             telephone number,
                          including area code, of
                           registrant's principal
                             executive offices)

                           ----------------------
                              JEFFREY S. SCHATZ
            EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                           ALLEGIANT BANCORP, INC.
                             10401 CLAYTON ROAD
                          ST. LOUIS, MISSOURI 63131
                               (314) 692-8800
          (Name, address, including zip code, and telephone number,
                 including area code, of agent for service)
                            ---------------------
    THOMAS A. LITZ, ESQ.         Copies to:      EDWIN S. DEL HIERRO, ESQ.
  THOMAS E. PROOST, ESQ.                        WILLIAM E. TURNER II, ESQ.
    THOMPSON COBURN LLP                        BARACK FERRAZZANO KIRSCHBAUM
        SUITE 3400                                PERLMAN & NAGELBERG LLC
     ONE US BANK PLAZA                       333 WEST WACKER DRIVE, SUITE 2700
ST. LOUIS, MISSOURI  63101                       CHICAGO, ILLINOIS  60606
(314) 552-6000 (TELEPHONE)                      (312) 984-3100 (TELEPHONE)
   (314) 552-7000 (FAX)                            (312) 984-3150 (FAX)

         APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after the effective date of this Registration Statement.

         If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

         If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. /X/ Registration No. 333-102843
                                                  ---------------------------

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
                                                  -------------------

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

                             ----------------------

                                                CALCULATION OF REGISTRATION FEE
====================================================================================================================================
                                                                                     PROPOSED MAXIMUM
TITLE OF EACH CLASS OF SECURITIES     AMOUNT TO BE          PROPOSED MAXIMUM           AGGREGATE        AMOUNT OF REGISTRATION FEE
        TO BE REGISTERED               REGISTERED       OFFERING PRICE PER SHARE     OFFERING PRICE
------------------------------------------------------------------------------------------------------------------------------------
  Common stock, par value
    $0.01 per share.............    115,000 shares(1)            $16.50                $1,897,500                 $154
====================================================================================================================================

(1) Includes an aggregate of 15,000 shares of common stock that may be purchased by the underwriters to cover over-allotments, if any.

                         -------------------------------
      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE
OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
===============================================================================

                                EXPLANATORY NOTE

         This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Registration No. 333-102843) filed by Allegiant Bancorp, Inc. ("Company") with the Securities and Exchange Commission (the "Commission") on January 30, 2003, as amended by Amendment No. 1 to the Registration Statement on Form S-3/A filed by the Company with the Commission on March 4, 2003, Amendment No. 2 to the Registration Statement on Form S-3/A filed by the Company with the Commission on March 19, 2003, Amendment No. 3 to the Registration Statement on Form S-3/A filed by the Company with the Commission on March 27, 2003 and Amendment No. 4 to the Registration Statement on Form S-3/A filed by the Company with the Commission on April 8, 2003, which was declared effective April 8, 2003, are incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended (the "Act") the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement filed pursuant to Rule 462(b) of the Act to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of St. Louis and State of Missouri on the 9th day of April, 2003.


                    ALLEGIANT BANCORP, INC.



                    By   /s/ Jeffrey S. Schatz
                      ------------------------------------------------------
                       Jeffrey S. Schatz, Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

         Pursuant to the requirements of the Act, this Registration Statement filed under Rule 462(b) of the Act has been signed below by the following persons and in the capacities and on the dates indicated.

              SIGNATURE                                 TITLE                               DATE
              ---------                                 -----                               ----

                  *                         Chairman of the Board                       April 9, 2003
------------------------------------
Marvin S. Wool



                  *                         Director, President and Chief               April 9, 2003
------------------------------------        Executive Officer
Shaun R. Hayes



                  *                         Director                                    April 9, 2003
------------------------------------
Robert L. Chambers



                  *                         Director                                    April 9, 2003
------------------------------------
Leland B. Curtis



                  *                         Director and Secretary                      April 9, 2003
------------------------------------
Kevin R. Farrell



                                      II-1





                  *                         Director                                    April 9, 2003
------------------------------------
Richard C. Fellhauer



                  *                         Director                                    April 9, 2003
------------------------------------
Leon A. Felman



                  *                         Director                                    April 9, 2003
------------------------------------
Douglas P. Helein


                  *                         Director                                    April 9, 2003
------------------------------------
Michael R. Hogan



                  *                         Director                                    April 9, 2003
------------------------------------
C. Virginia Kirkpatrick



                  *                         Director                                    April 9, 2003
------------------------------------
Nancy C. Pechloff



                  *                         Director                                    April 9, 2003
------------------------------------
Thomas M. Teschner



                  *                         Director                                    April 9, 2003
------------------------------------
Robert E. Wallace, Jr.



                  *                         Director                                    April 9, 2003
------------------------------------
John L. Weiss


                                      II-2





                  *                         Director                                    April 9, 2003
------------------------------------
Lee S. Wielansky



        /s/ Jeffrey S. Schatz               Executive Vice President and Chief          April 9, 2003
------------------------------------        Financial Officer (Principal Financial
Jeffrey S. Schatz                           and Accounting Officer)



* By:     /s/ Jeffrey S. Schatz
      ------------------------------
       Jeffrey S. Schatz
       Attorney-in-Fact


                                                  EXHIBIT INDEX

EXHIBIT                                              DESCRIPTION
-------                                              -----------
    1             Underwriting Agreement, filed as Exhibit 1 to Amendment No. 3 to the Company's Registration Statement
                  on Form S-3 (Reg. No. 333-102843) on March 27, 2003, is hereby incorporated by reference.

    4.1           Restated Articles of Incorporation of the Company, filed as Annex E to the Company's
                  Registration Statement on Form S-4 (Reg. No. 333-63212) is hereby incorporated by reference.

    4.2           Bylaws of the Company, as currently in effect, filed as Annex F to the Company's Registration
                  Statement on Form S-4 (Reg. No. 333-63212) is hereby incorporated by reference.

    5             Opinion of Thompson Coburn LLP.

    23.1          Consent of Ernst & Young LLP.

    23.3          Consent of Thompson Coburn LLP (included in Exhibit 5).

    24            Power of Attorney (set forth on signature page), filed as Exhibit 24 to the Company's
                  Registration Statement on Form S-3 (Reg. No. 333-102843) on January 30, 2003, is hereby incorporated by reference.


                                      II-4